Exhibit 31.1

                           CERTIFICATIONS PURSUANT TO
                  SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, James Wheeler, certify that:

     (1)  I  have   reviewed   this   quarterly   report   on   Form   10-QSB/A
of SkyBridge Wireless, Inc.;

     (2)  Based on my  knowledge,  this  report  does  not  contain  any  untrue statement of a material fact or omit to state a material fact  necessary to make the statements made, in light of the  circumstances  under which such statements were made, not misleading with respect to the period covered by this report;

     (3) Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial  condition,  results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

     (4) The registrant's other certifying officer and I are responsible for establishing and maintaining  disclosure  controls and procedures (as defined in
Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting as defined in Exchange Act Rules  13a-15(f) and  15d-15(f))  for the
registrant and have:

      (a) designed  such  disclosure  controls  and procedures,  or caused  such
          disclosure   controls  and   procedures  to  be  designed   under  our
          supervision,  to ensure  that  material  information  relating  to the registrant,  including its consolidated subsidiaries, is made known to us by others within those entities,  particularly during the period in which this report is being prepared;

      (b) designed such  internal control over  financial  reporting, or  caused such internal  control over  financial  reporting to be designed under
          our  supervision,   to  provide  reasonable  assurance  regarding  the
          reliability  of financial  reporting and the  preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

      (c) evaluated  the effectiveness of  the registrant's  disclosure controls and  procedures  and  presented in this report our  conclusions  about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by  this  report  based  on such evaluation;
          and

      (d) disclosed  in  this report  any  change in the  registrant's  internal control over financial reporting that occurred during the registrant's most  recent  fiscal  quarter  that  has  materially  affected,  or is reasonably  likely to materially  affect,  the  registrant's  internal control over financial reporting; and

     (5) The registrant's other certifying  officer and I have disclosed,  based on our most recent evaluation of internal control over financial  reporting,  to the registrant's  auditors and the audit committee of the registrant's  board of directors (or persons performing the equivalent functions):

      (a) all  significant  deficiencies  and material  weaknesses in the design or operation of internal  control over financial  reporting  which are reasonably  likely to  adversely  affect the  registrant's  ability to record, process, summarize and report financial information; and

      (b) any  fraud,  whether or  not  material,  that  involves  management or other  employees  who  have a  significant  role  in the  registrant's internal control over financial reporting.

SkyBridge Wireless, Inc.

Date: November 30, 2005	By:	/s/ James Wheeler

James Wheeler

Chief Executive Officer Chief Financial Officer (Principal Financial and Accounting Officer)